UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 14, 2022

NORDSTROM, INC.

(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1617 Sixth Avenue, Seattle, Washington 98101

(Address of principal executive offices)

Registrant’s telephone number, including area code (206) 628-2111

Inapplicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, without par value	JWN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 14, 2022, Anne Bramman, the Company’s Chief Financial Officer, informed the Company of her intention to step down from her role following the filing of the Company’s Quarterly Report on Form 10-Q for the current quarter, anticipated to be on or about December 2, 2022. Ms. Bramman’s resignation is not the result of any dispute or disagreement with the Company, including with respect to any matters relating to the Company’s accounting practices or financial reporting.

Effective upon Ms. Bramman’s exit of the Chief Financial Officer role, the Company has appointed Michael Maher to serve as Chief Financial Officer on an interim basis. Mr. Maher, age 49, is currently the Company’s Chief Accounting Officer, a role he has held since 2020. While acting as interim Chief Financial Officer, Mr. Maher will serve as the Company’s principal financial officer and principal accounting officer. Mr. Maher previously served as the Company’s Senior Vice President, Finance, from 2017 to 2020, held various leadership finance roles for the Company’s Nordstrom business from 2011 to 2017, and served as the Company’s Controller from 2009 to 2011. Previously, Mr. Maher served as a Manager of Assurance and Advisory Services and a Certified Public Accountant with Deloitte & Touche LLP.

There are no arrangements between Mr. Maher and any other persons pursuant to which he was appointed to serve as the Company’s interim Chief Financial Officer. There are no family relationships between Mr. Maher and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

ITEM 7.01 Regulation FD Disclosure

On October 17, 2022, the Company issued a press release announcing the anticipated resignation of Anne Bramman as the Company’s Chief Financial Officer and appointment of Michael Maher to serve as interim Chief Financial Officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by a specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits

99.1	Press Release of Nordstrom, Inc. dated October 17, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Ann Munson Steines
Ann Munson Steines
Chief Legal Officer,
General Counsel and Corporate Secretary

Date: October 17, 2022